Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 4, 2023, is made and entered into by and among (i) HEICO Corporation, a Florida corporation (the “Company”), and (ii) each of the Persons listed on Schedule A attached hereto (the “Schedule of Holders”) (each a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, the Company and its newly formed wholly owned subsidiary Magnolia MergeCo Inc., a Delaware corporation, entered into an Agreement and Plan of Merger, dated May 15, 2023 (the “Merger Agreement”), with Jazz Parent, Inc., a Delaware corporation, and Jazz Topco GP LLC, a Delaware limited liability company, solely in its capacity as representative for purposes of certain provisions of the Merger Agreement, setting forth terms of an acquisition (“Acquisition”); and

WHEREAS, in connection with the Merger Agreement, the Holders shall receive shares of Common Stock, pursuant to the terms of the Merger Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Resale Shelf Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities. The Company shall use best efforts to prepare and file or cause to be prepared and filed with the Commission, immediately following the closing of the Acquisition (or at such later date as Warburg Pincus may request in writing), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3ASR or if such form is not available for purposes of registering the Registrable Securities, then a Form S-3 (“Form S-3”) or such other appropriate form permitting Registration of such Registrable Securities for resale by such Holders. The Company shall use best efforts to cause the Resale Shelf Registration Statement to be declared effective immediately upon filing with the Commission, or if not on Form S-3ASR as promptly as possible upon filing of a Form S-3. Once the Resale Shelf Registration Statement is effective (the “Effective Date”), the Company shall use best efforts to maintain the Resale Shelf Registration Statement in accordance with the terms hereof and keep the Resale Shelf Registration Statement continuously effective and shall cause the Resale Shelf Registration Statement to be supplemented and amended (including post-effective amendments) to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the first date on which there are no longer any Registrable Securities outstanding (the “Effectiveness Period”). The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the Effective Date for such Registration Statement (subject to lock-up restrictions provided in this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Holders, including in customary market and brokerage trades through any national exchange or over the counter market.

(b) Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within two (2) Business Days after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

(c) Amendments and Supplements. Subject to the provisions of Section 1(a) above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period or, if requested by Warburg Pincus in writing, to add Registrable Securities held by additional Holders. If any Resale Shelf Registration Statement filed pursuant to Section 1(a) is filed on Form S-3 and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall promptly notify the Holders of such ineligibility and shall file a shelf registration on Form S-1 or other appropriate form as promptly as reasonably practicable to replace the shelf registration statement on Form S-3 and use its best efforts to have such replacement Resale Shelf Registration Statement declared effective as promptly as reasonably practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and shall cause the Resale Shelf Registration Statement to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time the Company once again becomes eligible to use Form S-3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall promptly file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S-3.

(d) Notwithstanding the registration obligations set forth in this Section 1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the Holders thereof and shall file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new Registration Statement, on Form S-3, or if Form S-3 is not then available to the Company for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering.

2. Demand Registration

(a) Request for Registration. In the event that the Company does not then have an effective Registration Statement available for the sale of the Registrable Securities on Form S-3, and the Registrable Securities may not be freely sold pursuant to Rule 144 promulgated under the Securities Act without limitation on volume or manner of sale limitations (subject to requirements under Rule 144 that the Company has filed all required applicable reports under the Exchange Act), WPXI Finance, LP and Warburg Pincus XI Partners, L.P. (together with their affiliated transferees, “Warburg Pincus”), may make a written demand for registration under the Securities Act of all or part of their Registrable Securities having an aggregate value of at least $20 million, as the case may be (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will within ten (10) days of the Company’s receipt of the Demand Registration notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within five (5) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2(d) and the provisos set forth in Section 6. The Company shall not be obligated to effect more than an aggregate of two (2) Demand Registrations under this Section 2(a) in respect of all Registrable Securities. No Demand Registration may be made while a Resale Shelf Registration Statement remains effective or the Registrable Securities may be freely sold pursuant to Rule 144 without limitation on value or manner of sale limitations.

(b) Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

(c) Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

(d) Reduction of Offering. If the managing underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration that (i) first, Warburg Pincus shall be entitled to participate for the full amount of securities that it proposes to include in such offering, (ii) second, the other Demanding Holders shall be entitled to participate for the full amount of securities that they propose (and are entitled) to include in such offering, and (iii) third, the Company and any other Person may allocate the remaining amount of securities that may be included in such offering (if any) in any manner as they may agree.

(e) Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2(a).

3. Shelf Take-Downs

(a) In the event that a Resale Shelf Registration Statement covering Registrable Securities is effective, Warburg Pincus may deliver a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”), and the Company shall amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to Section 3(a)(i)). Warburg Pincus shall be entitled to request an unlimited number of shelf take-downs to effect a Shelf Underwritten Offering, if available to the Company, with respect to the Registrable Securities held by such Holders in addition to the other registration rights provided in Sections 1, 2, 3 and 4; provided that each such Shelf Underwritten Offering must be a minimum size of $20,000,000. In connection with any Shelf Underwritten Offering:

i. if requested by Warburg Pincus in the Take-Down Notice, the Company shall also deliver the Take-Down Notice to all other Holders with securities included on such Resale Shelf Registration Statement and permit each such Holder to include its Registrable Securities included on the Resale Shelf Registration Statement in the Shelf Underwritten Offering if such Holder notifies the requesting Holder and the Company within two (2) calendar days after distribution or dissemination (including via e-mail, if available) of the Take-Down Notice to such Holder; and

ii. in the event that the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the full amount of securities that Warburg Pincus proposes to include in such offering, (ii) second, the full amount of securities that the then other Holders propose (and are entitled) to include in such offering, and (iii) third, the Company and any other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

4. Piggyback Registrations.

(a) Right to Piggyback. In the event that the Company does not then have an effective Registration Statement available for the sale of the Registrable Securities on Form S-3, the Registrable Securities may not be freely sold pursuant to Rule 144 promulgated under the Securities Act without limitation on volume or manner of sale limitations (subject to requirements under Rule 144 that the Company has filed all required applicable reports under the Exchange Act), and the Company proposes to register Common Stock (other than (i) in connection with registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor forms, (ii) a registration relating solely to employment benefit plans, or (iii) in connection with a registration the primary purpose of which is to register debt securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 4(c) and Section 4(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the delivery of the Company’s notice; provided that, notwithstanding anything in this Agreement to the contrary, no person (including any Holders) will have piggyback registration rights on any overnight block trade effected by Warburg Pincus; provided further that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable Registration Statement becoming effective.

(b) Piggyback Expenses. The Registration Expenses of the Holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company and the Registrable Securities requested to be included in such registration by the Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the Company and the Holders of such Registrable Securities on the basis of the number of securities the Company requested to be included in such registration and Registrable Securities each Holder requested to be included in such registration), and (ii) second, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of Holders of the Company’s securities other than Holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the full amount of securities that Warburg Pincus proposes to include in such offering, (ii) second, the full amount of securities that the then other Holders propose (and are entitled) to include in such offering, (iii) third, the Company and any other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e) Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to this Section 4, and if such previous registration has not been withdrawn or abandoned, then the Company shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) at the request of any holder or holders of such securities until a period of at least 90 days has elapsed from the effective date of such previous registration.

(f) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7.

5. Agreements of Holders.

(a) If required by the Applicable Approving Party or the managing underwriter, in connection with any underwritten Public Offering on or after the date hereof, the Holders that exercise such piggyback registration rights in connection with the underwritten Public Offering and participate in such underwritten Public Offering, may be required to enter into customary lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by the Applicable Approving Party; provided that the applicable lock-up period shall not exceed 180 days (or such lesser period imposed on the Company or any other participant).

(b) The holders of Registrable Securities shall use commercially reasonable efforts to provide such information as may reasonably be requested by the Company, or the managing underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 4 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

6. Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a) prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a Registration Statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use best efforts to cause such Registration Statement to become effective (provided that at least five (5) Business Days before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each Registration Statement filed hereunder;

(c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or have ceased to be Registrable Securities (but not in any event before the expiration of any longer period required under the Securities Act or, if such Registration Statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement;

(d) furnish to each seller of Registrable Securities thereunder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e) during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(f), (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself to taxation in any such jurisdiction);

(g) promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a Registration Statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such Registration Statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with FINRA;

(i) enter into and perform such customary agreements (including underwriting agreements in customary form) and take such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j) make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(k) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l) otherwise comply with all applicable rules and regulations of the Commission;

(m) permit any holder of Registrable Securities who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(n) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

(o) use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

(p) prepare or direct the Company’s outside counsel to prepare such documents as are required by the Company’s transfer agent to facilitate the prompt settlement of any transactions by Jazz Topco L.P. or any Holder pursuant to the Registration Statement and shall take such steps to remove any restrictive legends from the shares of Registrable Securities at such time as such shares can be freely sold pursuant to Rule 144 promulgated under the Securities Act without limitation on volume or matter of sale;

(q) cooperate with each holder of Registrable Securities covered by the Registration Statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(r) if such Registration includes an underwritten Public Offering, use its best efforts to obtain a cold comfort letter from the Company’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such Registration reasonably request;

(s) provide a legal opinion of the Company’s outside counsel, dated the Effective Date of such Registration Statement (and, if such Registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters; and

(t) if the Company does not pay the filing fee covering the Registrable Securities at the time an automatic shelf registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold.

7. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement and, for the avoidance of doubt, the Company also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.

(b) The Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements, not to exceed $25,000 with respect to any such Registration, of one counsel and one local counsel (if necessary) chosen by the Applicable Approving Party for purpose of rendering a legal opinion on behalf of such Holders in connection with any Piggyback Registration.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

8. Indemnification.

(a) The Company agrees to (i) indemnify and hold harmless, to the fullest extent permitted by law, each Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses to the extent caused by (A) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and (ii) pay to each Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such Holder expressly for use therein; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such claim, loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such Registration Statement. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses to the extent resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 8(a) or Section 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 8(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 8(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 8. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 5, Section 6 and this Section 9 or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 6 and this Section 9, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 9.

10. Other Agreements; Certain Limitations on Registration Rights. The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the Holders may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (a) Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission or (b) a Registration Statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon request, the Company shall deliver to the Holders a written statement as to whether it has complied with such requirements. The Company shall at all times use its best efforts to cause the securities so registered to continue to be listed on one or more of the New York Stock Exchange, the New York Stock Exchange American and the Nasdaq Stock Market. The Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities and delivery of any opinions requested by the transfer agent.

11. Definitions.

(a) “Applicable Approving Party” means the holders of a majority of the Registrable Securities participating in the applicable offering.

(b) “Business Day” means any day that is not a Saturday or Sunday or a federal holiday observed by the Commission.

(c) “Commission” means the U.S. Securities and Exchange Commission.

(d) “Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share.

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(f) “FINRA” means the Financial Industry Regulatory Authority.

(g) “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(h) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(i) “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

(j) “Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

(k) “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(l) “Registrable Securities” means (i) any shares of Common Stock issued in connection with the Acquisition or (ii) any Common Stock issued or issuable with respect to the securities referred to in the preceding clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall be Registrable Securities until the earlier of (a) the date on which all Registrable Securities included in the Registration Statement have been sold whether pursuant to the Registration Statement or otherwise, other than a permitted transfer to an affiliate, and (b) such time as such shares can be freely sold pursuant to Rule 144 promulgated under the Securities Act without limitation on volume or manner of sale (provided that if during the one-year period following the closing of the Acquisition, the Company breaches its obligations to use best efforts to keep current and timely file all reports required to be filed or furnished with the Commission and otherwise comply in all material respects with its reporting obligations under applicable securities laws, the Company shall use best effort to keep the Registration Statement effective until the first anniversary of the closing of the Acquisition).

(m) “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors).

(n) “Rule 144”, “Rule 405”, and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(o) “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

12. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Holders in this Agreement.

(b) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof.

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified, with the written consent of the Company and in the case of any other provision, covenant or condition, the Holders of at least a majority in interest of the Registrable Securities at the time in question. Any amendment or waiver effected in accordance with this Section 12(d) shall be binding upon each Holder and the Company. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(e) Successors and Assigns; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. A Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to any affiliate of the Holder with the prior written consent of the Company. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement shall not confer any rights or benefits on any Persons that are not parties hereto, other than as expressly set forth in this Agreement. No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 12(j) and (ii) the written agreement of the assignee, in a form reasonably acceptable to the Company, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 12(e) shall be null and void. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed simultaneously in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

(i) Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or email or by registered or certified mail (postage prepaid, return receipt requested) to each Holder at the address indicated on the Schedule of Holders attached hereto as Schedule A and to the Company at the address indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12(j)):

if to the Company:

HEICO Electronic Technologies Corp.

825 Brickell Bay Drive

Suite 1644, Tower III

Miami, FL 33131

Attention: Victor H. Mendelson

Fax No.: (305) 374-6742

E-mail address: vmendelson@heico.com

with a copy to (which shall not constitute notice):

HEICO Corporation

825 Brickell Bay Drive, Suite 1644

Miami, FL 33131

Attention: General Counsel

Fax No.: (305) 374-6742

E-mail address: jpallot@heico.com

with a copy to (which shall not constitute notice):

Akerman LLP

Three Brickell City Centre

98 S.E. 7th Street, Suite 1100

Miami, FL 33131

Attention:	Jonathan L. Awner
Christina C. Russo

Fax No.: (305) 374-5095

E-mail address:	jonathan.awner@akerman.com
christina.russo@akerman.com

(k) Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(l) Adjustments. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.

(m) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(n) Market and Brokerage Trades. The parties acknowledge and agree that, notwithstanding anything in this Agreement or any other agreement to the contrary, subject to compliance with applicable securities laws, Warburg Pincus and all other Holders shall have the right to sell Registrable Securities in customary market and brokerage trades through any national exchange or over the counter market at any time.

(o) Blackouts. The parties acknowledge and agree that, notwithstanding anything in this Agreement or any other agreement to the contrary, neither Warburg Pincus nor any other Holder shall be subject to any trading blackouts with respect to the Registrable Securities for any reason.

(p) Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Sections 7 and 8 of this Agreement shall survive any such termination.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

HEICO CORPORATION

By:	/s/ Victor H. Mendelson
Name:	Victor H. Mendelson
Title:	Co-President

Complete the following as appropriate:

WPXI Finance, LP

By: WPXI GP, L.P., its general partnership

By: Warburg Pincus Private Equity XI, L.P., its general partner

By: Warburg Pincus XI, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Vice President and Secretary

Holder Address for Notices:

c/o Warburg Pincus LLC

450 Lexington Avenue

New York, NY 10017

Attention: General Counsel

Complete the following as appropriate:

Warburg Pincus XI Partners, L.P.

By: Warburg Pincus XI, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Vice President and Secretary

Holder Address for Notices:

c/o Warburg Pincus LLC

450 Lexington Avenue

New York, NY 10017

Attention: General Counsel

[Signature Page to Registration Rights Agreement]

Execution Version

Complete the following as appropriate:

Jazz Co-Invest LLC

By: Warburg Pincus XI, L.P., it member

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Vice President and Secretary

Holder Address for Notices:

c/o Warburg Pincus LLC

450 Lexington Avenue

New York, NY 10017

Attention: General Counsel

Complete the following as appropriate:

By:	/s/ Thomas W Horton
Name:	Thomas W. Horton

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Andrew Shields
Name:	Andrew Shields

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Michael Pulick
Name:	Michael Pulick

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Gary Fortner
Name:	Gary Fortner

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Kevin Hopper
Name:	Kevin Hopper, Trustee of the Fortner Irrevocable Trust

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Arthur DeGuire
Name:	Arthur DeGuire

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Marlene Gonzalez
Name:	Marlene Gonzalez

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Andrew Thompson
Name:	Andrew Thompson, Senior Trust Officer

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Jeffrey Furgo
Name:	Jeffrey Furgo

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Brian Rohrenbach
Name:	Brian Rohrenbach

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ David Kozak
Name:	David Kozak

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Issabelle Kay
Name:	Issabelle Kay

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Tyson Kay
Name:	Tyson Kay

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Gregory Lowenstein
Name:	Gregory Lowenstein

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Kathryn A. Lowenstein
Name:	Kathryn A. Lowenstein

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Gregory M. Harwood
Name:	Gregory M. Harwood

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Seth Satterfield
Name:	Seth Satterfield

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Robert M. Dann
Name:	Robert M. Dann

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Domenick DiGirolamo
Name:	Domenick DiGirolamo

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Timothy Chase Harris
Name:	Timothy Chase Harris

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ David Fortner
Name:	David Fortner

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Kevin F. Wisneski
Name:	Kevin F. Wisneski

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Richard Keith Coleman
Name:	Richard Keith Coleman

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

Premier Trust, Inc., Custodian FBO Scott R. Herndon IRA #009086

By:	/s/ Kathy Klein
Name:	Kathy Klein, Trust Officer

By:	/s/ Scott R. Herndon
Name:	Scott R. Herndon, IRA Owner Approved

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Scott R. Herndon
Name:	Scott R. Herndon

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Matthew Mazzilli
Name:	Matthew Mazzilli

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Thomas W Horton
Name:	Thomas W Horton

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Merlyn Langton
Name:	Merlyn Langton

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Sean Beaubien
Name:	Sean Beaubien

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ James Vint Stewart
Name:	James Vint Stewart

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Stephen Alfred Schofield Jr.
Name:	Stephen Alfred Schofield Jr.

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Christopher Brent Curtis Jr.
Name:	Christopher Brent Curtis Jr.

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ William Sherman Morris
Name:	William Sherman Morris

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Melissa Garrett
Name:	Melissa Garrett

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Stephen Shaffer
Name:	Stephen Shaffer

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Russell Hays
Name:	Russell Hays

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Michael A. Pulick
Name:	Michael A. Pulick

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Charles Elder
Name:	Charles Elder

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Eduardo Montalvo
Name:	Eduardo Montalvo

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Antar K. Bailey
Name:	Antar K. Bailey

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Michael Graff
Name:	Michael Graff

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Complete the following as appropriate:

By:	/s/ Michael Graff
Name:	Michael Graff
Title:	Investment Advisor

Holder Address for Notices:

[Signature Page to Registration Rights Agreement]

Schedule A

Schedule of Holders

Selling Shareholder	Shares of Class A Common Stock to be Offered for the Selling Shareholder’s Account
Antar K Bailey	157
Sean Beaubien	4,169
Richard Keith Coleman	2,006
Christopher Brent Curtis Jr.	248
Kristyn Curtis JR TEN Preservation Trust Company TTEE CSH Nevada Trust U/A/D 09/22/2022	8,326
Robert M Dann	288
Arthur DeGuire	568
Domenick DiGirolamo	6,346
Charles Elder	906
David Fortner	919
Gary Fortner	367
Kevin Hopper TTEE Fortner Irrevocable Trust U/A/D 12/16/2022	8,326
Jeffrey Furgo	149
Melissa Garrett	2,132
Marlene Gonzalez	579
Michael Graff	7,896
Michael Graff 2012 GST Trust	4,472
Timothy Harris	684
Gregory Michael Harwood	2,219
Russell Hays	7
Premier Trust, Inc. Custodian FBO Scott R Herndon IRA #009086	2,012
Scott R. Herndon	2,070
Tom Horton	1,884
Isabelle Kay	5,534
Tyson Kay	5,534
David Kozak	355
Merlyn Langton	7
Gregory Lowenstein	4,972
Kathryn Lowenstein	4,972
Matthew Mazzilli	6,118
Eduardo Montalvo	7,939
William Morris	3,179
Michael Pulick	2,348
Michael A. Pulick TTEE Michael A. Pulick, Jr. Revocable Living Trust 3/26/1998	973
Brian Rohrenbach	329
Seth Satterfield	5,080
Stephen Alfred Schofield Jr.	259
Stephen Shaffer	2,781
Andrew Shields	2,143
James Vint Stewart	1,884
Investment funds and entities affiliated with Warburg Pincus LLC[1]	941,882
Kevin F Wisneski	1,587
TOTAL	1,054,606

[1]	Consists of (i) 772,310.00 shares held of record by WPXI Finance, L.P., a Delaware limited partnership (“WP XI Finance”), (ii) 40,647.00 shares held of record by Warburg Pincus XI Partners, L.P., a Delaware limited partnership (“WP XI Partners”); and (iii) 128,925.00 shares held of record by Jazz Co-Invest LLC, a Delaware limited liability company (“WP Jazz”). WPXI GP, L.P., a Delaware limited partnership (“WPXI Finance GP”), is the general partner of WP XI Finance. Warburg Pincus Private Equity XI, L.P., a Delaware Limited Partnership (“WP PE XI” and together with WP XI Partners, the “WP XI Funds”), is the general partner of WPXI Finance GP. Warburg Pincus XI, L.P., a Delaware limited partnership (“WP XI GP”), is the general partner of each of WP XI Finance and WP XI Partners and the managing member of WP Jazz. WP Global LLC, a Delaware limited liability company (“WP Global”), is the general partner of WP XI GP. Warburg Pincus Partners II, L.P., a Delaware limited partnership (“WPP II”), is the managing member of WP Global. Warburg Pincus Partners GP LLC, a Delaware limited liability company (“WPP GP LLC”), is the general partner of WPP II. Warburg Pincus & Co., a New York general partnership, is the managing member of WPP GP LLC. Warburg Pincus LLC, a New York limited liability company, is the manager of the WP XI Funds. The address of the Warburg Pincus entities is 450 Lexington Avenue, New York, New York 10017.